EXHIBIT 99.1

February 4, 2010
February 4, 2010
Stephen I. Chazen
Stephen I. Chazen
President and
President and
Chief Financial Officer
Chief Financial Officer
Credit Suisse
Credit Suisse
2010 Energy Summit
2010 Energy Summit

2
($ in millions, except EPS data)
($ in millions, except EPS data)
Full Year 2009 Results - Summary
Full Year 2009 Results - Summary
       2009  2008
• Core Results 1    $3,083  $7,348
• Core EPS (diluted)    $3.78  $8.94
• Net Income     $2,915  $6,857
• Reported EPS (diluted)   $3.58  $8.34
• Oil and Gas sales volumes (mboe/day) 714  675
 • +5.8% year-over-year
• Capital Spending    $3,581  $4,664
• Cash Flow from Operations   $5,800  $10,700
• ROE      10.3%  27%
• ROCE     9.6%  25%
1See attached for GAAP reconciliation.

3
Corporate Strategy/Philosophy
• Focus on core areas - long-term production growth
 of 5 - 8% CAGR
 • US - Permian Basin, California, and Midcontinent Gas
 • Middle East/North Africa
 • Latin America
• Maintain strong balance sheet
 – Maintain “A” credit rating
 – Maintain investment discipline
 – Create value
 – Capture EOR projects with large volumes of oil in place
 – Acquire assets with upside potential
 – Maintain top quartile financial returns
• Maximize free cash flow from chemicals
• Continue to increase the dividend regularly

4
*Assumes Moderate Product Prices
What Are Our Goals & Current Objectives?
• Allocate and deploy capital with a focus on achieving strong financial returns.
• Pursue only those opportunities which meet our standards
 for ROCE and complement our existing assets.
 – Return Targets*
 • Domestic - 15+%
 • International - 20+%
• Focus on further delineating and developing our significant oil and gas discovery in CA, while continuing our exploration program in the state.
• Focus on our large inventory of oil and gas properties and projects in order to achieve profitable growth.
• Continue to make decisions based on creating long-term
 value for shareholders.

5
Worldwide Oil & Gas Operations
Worldwide Oil & Gas Operations

6
Thousand BOE/Day
Thousand BOE/Day
519
601
633
675
2005
2006
2007
2008
Note: This schedule reflects what production volumes would have been for the past 5 years if all production had been represented on a pre
-tax basis. Importantly this forecast is based only on existing projects and does not contemplate any new projects or future acquisitions.
Note: This schedule reflects what production volumes would have been for the past 5 years if all production had been represented on a pre
-tax basis. Importantly this forecast is based only on existing projects and does not contemplate any new projects or future acquisitions.
2009
750
2010E
770
714
CAGR
= 7.9%
CAGR
= 7.9%
Worldwide Production Outlook

7
✓
✓
Low
✓
✓
Middle
Risk Factor
Exploratory
Commodity
Political
Engineering
Reinvestment
Financial
High
Level of Risk Acceptable to Occidental
Level of Risk Acceptable to Occidental
✓
✓
Business Risk Factors

8
2009 Reserve Replacement
• We estimate that we replaced approximately 206% of our oil and gas production in 2009.
• We estimate that we replaced approximately 206% of our oil and gas production in 2009.
• 2009 year-end proved reserves were 3.23 billion BOE, an
 increase of 8%.
• 2009 year-end proved reserves were 3.23 billion BOE, an
 increase of 8%.
• Oxy had a three-year reserve replacement ratio of 160%.
• Oxy had a three-year reserve replacement ratio of 160%.
• Our finding and development costs in 2009 were $7.90 per
 BOE.
• Our finding and development costs in 2009 were $7.90 per
 BOE.
• Three-year finding and development costs averaged about
 $15.10 per BOE.
• Three-year finding and development costs averaged about
 $15.10 per BOE.
• At 12/31/09, Oxy’s proved reserves consisted of 73% oil and
 27% gas, with 64% located in the US and 36% internationally.
• At 12/31/09, Oxy’s proved reserves consisted of 73% oil and
 27% gas, with 64% located in the US and 36% internationally.
• Approximately 23% of the proved reserves were proved
 undeveloped and 77% were proved developed.
• Approximately 23% of the proved reserves were proved
 undeveloped and 77% were proved developed.

9
2009
2009
2008
2008
2007
2007
2006
2006
2005
2005
3-Year Average
3-Year Average
5-Year Average
5-Year Average
323
323
126
126
182
182
180
180
241
241
210
210
210
210
160
160
210
210
60
60
326
326
139
139
143
143
179
179
483
483
336
336
242
242
506
506
380
380
353
353
389
389
206
206
153
153
116
116
243
243
212
212
160
160
185
185
Organic
Organic
Growth
Growth
Acquisitions
Acquisitions
Total
Total
Reserve
Reserve
Replace %
Replace %
Million BOE
Million BOE
235
235
220
220
208
208
208
208
179
179
221
221
210
210
Worldwide
Worldwide
Production
Production
(million boe)
(million boe)
Reserve Replacement
Reserve Replacement

10
Growth Capital
Base Capital
Total Oil & Gas, and Midstream Capital
1,030
2,310
3,340
1,570
2,485
4,055
2009
2010E
($ in millions)
($ in millions)
• We currently anticipate total year 2010 capex to be about
 $4.3 billion compared to $3.6 billion spent in 2009.
• We currently anticipate total year 2010 capex to be about
 $4.3 billion compared to $3.6 billion spent in 2009.
 – Our capital program will continue to focus on ensuring that our returns remain well above our cost of capital.
 – Our capital program will continue to focus on ensuring that our returns remain well above our cost of capital.
 – The increase in capital vs. 2009 will be allocated to the Oil & Gas segment.
 Of this:
 – The increase in capital vs. 2009 will be allocated to the Oil & Gas segment.
 Of this:
 • about a quarter each will go to California and Iraq, and;
 • about a quarter each will go to California and Iraq, and;
 • about 15% to Bahrain and 10% to Midcontinent Gas.
 • about 15% to Bahrain and 10% to Midcontinent Gas.
 – As a result, the capital allocation will be approximately 82% in Oil & Gas with the remainder being spent in Midstream and Chemical.
 – As a result, the capital allocation will be approximately 82% in Oil & Gas with the remainder being spent in Midstream and Chemical.
Oil & Gas, and Midstream Capital
Oil & Gas, and Midstream Capital
Capital Spending Program
Capital Spending Program

11
Pipeline of Future Growth Projects
• California - Oxy is the largest acreage holder in the state, and is continuing to pursue recent exploration successes.
• Permian Basin - opportunity to deploy additional sources of CO2 to improve recovery and boost oil production.
• Midcontinent Gas - most of our gas production in the Piceance
 Basin, non-associated gas in the Permian Basin, and the
 Hugoton field has been combined into a single business unit.
• Oman - recently awarded new gas and condensate development opportunities and have initiated drilling.
• Bahrain - have created a new joint operating company and
 signed a Development and Production Sharing Agreement for
 the further development of the Bahrain Field.
• Iraq - Oxy is part of an Eni-led consortium that has been
 awarded the license for development of the giant Zubair oil field.

12
2009 net production
 •  377 mboe/day
 •  58% of worldwide total
2009 reserves
 •  2.07 billion boe
 •  64% of worldwide total
US Oil & Gas Operations

13
331
354
359
2005
2006
2007
Thousand BOE/Day
Thousand BOE/Day
US Oil and Gas Production
US Oil and Gas Production
**ROANCC = Return On Average Net Capitalized Costs.
361
377
2008
2009
A-T Cash = Income from continuing operations after US income taxes, plus DD&A, and minus exploration and development costs incurred.
1See attached for GAAP reconciliation.
1See attached for GAAP reconciliation.
US Oil & Gas Operations
Key Operations/Assets:
 – California/Elk Hills Field
 – Permian Basin
 – Midcontinent Gas
 2009 Financial Data1
Pre-tax Income $2.2 Billion
After-tax Cash $1.6 Billion
Capital  $1.2 Billion
ROANCC**   9%

14
New Mexico
New Mexico
Colorado
Colorado
Bravo Dome
Bravo Dome
Salt Creek
Salt Creek
Hugoton
Hugoton
Sheep Mountain
Sheep Mountain
Kansas
Kansas
• Large resource inventory — Oxy
 holds 2.2 mm net acres
• Large resource inventory — Oxy
 holds 2.2 mm net acres
• 2009 production of 185 mboe/day
• 2009 production of 185 mboe/day
• 1.1 billion boe of net proved
 reserves (34% of Oxy total)
• 1.1 billion boe of net proved
 reserves (34% of Oxy total)
• Low decline rate & long-lived
 properties
• Low decline rate & long-lived
 properties
• Generates significant free cash flow
• Generates significant free cash flow
• Significant investment in long-lead
 CO2 projects (Century plant)
• Significant investment in long-lead
 CO2 projects (Century plant)
• Operating efficiency
• Operating efficiency
 – 6 rig drilling program focused on
 exploitation of recent "bolt-on"
 acquisitions
 – 6 rig drilling program focused on
 exploitation of recent "bolt-on"
 acquisitions
 – Running 65 workover rigs focused
 on highest productivity wells
 – Running 65 workover rigs focused
 on highest productivity wells
• Natural area for consolidation
• Natural area for consolidation
Texas
Texas
Midland
Midland
Hobbs
Hobbs
Indian Basin
Indian Basin
Area
Area
Sharon Ridge
Sharon Ridge
Cogdell
Cogdell
Seminole
Seminole
Oxy Acreage
Oxy Acreage
CO2 Pipelines
CO2 Pipelines
New Centurion Pipelines
New Centurion Pipelines
Old Centurion Pipelines
Old Centurion Pipelines
To Cushing, OK
To Cushing, OK
Permian Basin Operations

15
SandRidge
Acreage
1,300 mi2 3D
5 phases
Oxy
Pakenham
Oxy
JM - Brown Bassett
Oil
Pipelines
CO2
Pipelines
County
County
NGL
Pipelines
Terrell
(Oxy)
Mitchell
Gray Ranch
New Plant
“Century”
Pikes
Peak
Pinon Field
SD Plant
Gas Plants
McCamey
Hub
CO2 Pipelines
TX
Permian - Century CO2 Plant Project
• Oxy to invest $850 mm
 in CO2 plant and
 pipeline facilities.
• Oxy to invest $850 mm
 in CO2 plant and
 pipeline facilities.
• CO2 to be used in Oxy’s
 Permian EOR projects.
• CO2 to be used in Oxy’s
 Permian EOR projects.
• New CO2 resources
 expected to expand
 Oxy’s Permian
 production by at least 50
 mb/day within 5 years.
• New CO2 resources
 expected to expand
 Oxy’s Permian
 production by at least 50
 mb/day within 5 years.
• Allows Oxy to exploit at
 least 3.5 tcf of CO2 for
 EOR use.
• Allows Oxy to exploit at
 least 3.5 tcf of CO2 for
 EOR use.
• Enables Oxy to
 accelerate and enhance
 development of existing
 assets.
• Enables Oxy to
 accelerate and enhance
 development of existing
 assets.

16
Qatar
UAE
Oman
Yemen
Libya
2009 net production
 •  254 mboe/day
 •  35% of worldwide total
2009 reserves
 •  924 million boe
 •  29% of worldwide total
Bahrain
Middle East/North Africa Oil & Gas

17
157
175
198
2005
2006
2007
Thousand BOE/Day
Thousand BOE/Day
Middle East/North Africa
Middle East/North Africa
Oil and Gas Production
Oil and Gas Production
**ROANCC = Return On Average Net Capitalized Costs.
238
254
2008
2009
A-T Cash = Income from continuing operations after foreign income taxes, plus DD&A minus exploration and development costs incurred.
1See attached for GAAP reconciliation.
1See attached for GAAP reconciliation.
Middle East/North Africa Oil & Gas
Key Operations/Assets:
 – Dolphin Project
 – Qatar ISND
 – Oman/Mukhaizna
 – Bahrain
 2009 Financial Data1
Pre-tax Income $2.5 Billion
After-tax Cash $1.2 Billion
Capital  $1.0 Billion
ROANCC**   22%

18
Oxy Blocks
Oxy Blocks
Oman - Mukhaizna Project
• Continuing large scale steam flood
 EOR project - drilled 665+ wells
 thru 2009
• Gross production at year-end 2009
 was more than 10x higher vs. Sept.
 2005
• Expect to drill approximately 320
 new wells in 2010
• Exceeded target 2009 production
 exit rate of 80 mb/d (gross)
• Completing all multiple water
 treatment facilities to supply the
 steam generators in order to:
 – Increase gross production to year-
 end 2010 exit rate of 100 mb/d;
 – Expect to increase gross
 production to 150 mb/d.

19
• PSA signed on 11/24/08
 – Newly formed contract area -
  “Habiba” - Block 62
 – 20-year agreement covers 2,269
  km2
 – Development of four gas fields
 – Exploration potential
• Partners
 – Oxy (operator) 48%, Mubadala
  32%, Oman 20%
• Development Plan
 – First production in 2010
 – Gross production approximately
  27 to 28 mboe/d by year-end 2011
Oxy Blocks
Oxy Blocks
Oman - Gas Project

20
• Oxy, Mubadala, and NOGA announced
 the creation of a new joint operating
 company, Tatweer Petroleum, which will
 serve as operator for the Bahrain Field.
• The company will operate under a
 Development and Production Sharing
 Agreement (DPSA) signed and approved
 in late 2009.
• Oxy will hold a 48% interest, with
 Mubadala holding 32%, and NOGA 20%.
• We expect to increase oil production to
 about 3x the current level to reach 100
 mb/d within 7 years, and increase gas
 production by more than 65% to
 approximately 2.5 bcf/d.
• Gross capital investment is expected to
 be approximately $1.5 billion over the
 initial 5 years of the DPSA.
Bahrain Field Development Project

21
Iran
Saudi Arabia
Syria
Kirkuk
Reserves 17B
Bai Hassan
Reserves 5B
Mansuriya
Reserves 1.6TCF
West Qurna 1
ExxonMobil/Shell
Reserves 6B
Rumaila
BP/CNPC
Reserves 21B
Akkas
Reserves 2.5TCF
Iraq
Zubair
Eni/Oxy/Kogas
Reserves 4.2B+
Missan
Reserves 2.2B
Iraq - Zubair Field

22
Iraq - Zubair Field
• Oxy is part of an Eni-led consortium that has been awarded the license for development of the giant Zubair oil field in Iraq.
• Iraq holds the world’s second-largest reserves of oil with about 115 billion barrels estimated - second only to Saudi Arabia.
• We are now one of the few companies on the ground floor of this world-
 class opportunity.
• Zubair has significant proved reserves estimated at more than 4.2 billion bbls and current production of 195 mb/d.
• Development of Zubair will be a multi-year, multi-phased project with production expected to reach approx. 1.2 mm b/d in the next 6 years.
• We expect Oxy’s net share of peak production from the field to be approximately 90 mb/d.
• Zubair will give us the opportunity to learn, and give us the insight to effectively evaluate future developments in Iraq.
• We hope to expand our position and continue our involvement in Iraq while meeting our standards for security and rate of return.

23
*Production and producing wells as of each of the quarterly earnings disclosure dates.
California - Kern County Discovery
California - Kern County Discovery
KERN COUNTY DISCOVERY AREA
KERN COUNTY DISCOVERY AREA
       4Q09 3Q09 2Q09 1Q09
       4Q09 3Q09 2Q09 1Q09
Gross Production*
Gross Production*
 – Natural Gas (mmcf/d)  145 105  74 28
 – Natural Gas (mmcf/d)  145 105  74 28
 – Liquids (mb/d)   7.5 8.5 5 3
 – Liquids (mb/d)   7.5 8.5 5 3
 – Total mboe/d   31.7 26.0 17.3 7.7
 – Total mboe/d   31.7 26.0 17.3 7.7
Number of producing wells* 15 10 6 4
Number of producing wells* 15 10 6 4
• We believe there are 150 mm to 250 mm gross boe of reserves within the small producing area.
• We believe there are 150 mm to 250 mm gross boe of reserves within the small producing area.
• Approximately two-thirds of the discovery is believed to be natural gas.
• Approximately two-thirds of the discovery is believed to be natural gas.
• The discovery, which is near Elk Hills, is not below any producing zones.
• The discovery, which is near Elk Hills, is not below any producing zones.
• Oxy’s interest in the discovery area is approximately 80%.
• Oxy’s interest in the discovery area is approximately 80%.

24
San Joaquin

Valley
OXY Producing Properties
Exploration Acreage
Elk Hills
Long Beach
& Tidelands
San
Francisco
Sacramento
Bakersfield
Los Angeles
Sacramento

Valley
California - Kern County Discovery
California - Kern County Discovery
• Cumulative gross production
 since the start of production
 through 12/31/09 has been 19.4
 bcf of gas and 1.5 mm barrels of
 liquids;
• Cumulative gross production
 since the start of production
 through 12/31/09 has been 19.4
 bcf of gas and 1.5 mm barrels of
 liquids;
• We expect to drill 8 wells in the
 first half of 2010 focusing on oil
 drilling and exploring the limits of
 the field;
• We expect to drill 8 wells in the
 first half of 2010 focusing on oil
 drilling and exploring the limits of
 the field;
• We also expect to add skid
 mounted gas processing facilities
 by 2Q-10;
• We also expect to add skid
 mounted gas processing facilities
 by 2Q-10;
• We expect to add to our gas
 production once these facilities
 are installed.
• We expect to add to our gas
 production once these facilities
 are installed.

25
California Exploration
California Exploration
• Excluding the Kern County
 discovery:
• Excluding the Kern County
 discovery:
 – Over the course of a couple of years,
 we have drilled 39 exploration wells
 seeking non-traditional hydrocarbon
 bearing zones in California.
 – Over the course of a couple of years,
 we have drilled 39 exploration wells
 seeking non-traditional hydrocarbon
 bearing zones in California.
 – Of these wells, 12 are commercial
 and 10 are currently being evaluated;
 – Of these wells, 12 are commercial
 and 10 are currently being evaluated;
 – Oxy holds 1.3 mm acres of net fee
 minerals and leasehold in CA, which
 have been acquired in the last few
 years to exploit these opportunities.
 Discoveries similar to the Kern
 County discovery are possible in this
 net acre position.
 – Oxy holds 1.3 mm acres of net fee
 minerals and leasehold in CA, which
 have been acquired in the last few
 years to exploit these opportunities.
 Discoveries similar to the Kern
 County discovery are possible in this
 net acre position.
 – Additionally, we continue to pursue
 shale production which is expected to
 produce oil on this acreage.
 – Additionally, we continue to pursue
 shale production which is expected to
 produce oil on this acreage.

26
Other Value Enhancing Initiatives
• Chemicals Operations
 – consistent free cash generator
• Midstream Assets - Marketing and Pipelines
 – adds value and is complimentary to Oil & Gas operations
• Dividend Growth
 – consistent track record of dividend increases

27
 3-Year* 5-Year*
 Average Average      2009

Period ending 12/31/09*
($ millions)
1 See attached for GAAP reconciliation.
1 See attached for GAAP reconciliation.
Chemicals Operations
Pre-tax Earnings $583 $688 $389
Free Cash Flow1 $657 $758 $480
Capital Spending $230 $221 $205

28
 The assets are comprised of the following businesses:
 Marketing; Gas processing plants; Pipelines; Power
 generation, and; CO2 source fields and facilities.
 The assets are comprised of the following businesses:
 Marketing; Gas processing plants; Pipelines; Power
 generation, and; CO2 source fields and facilities.
Midstream Data 2009 2008 2007
Midstream Data 2009 2008 2007
Pre-tax earnings $235 $520 $367
Pre-tax earnings $235 $520 $367

Net Book Value $3,840 $2,930 $1,935

Net Book Value $3,840 $2,930 $1,935

Capex & Acquisition costs  $885 $880 $430
Capex & Acquisition costs  $885 $880 $430
• Funds will be spent enhancing our CO2 production, investing in construction of the
 W. Texas gas processing plant, and expanding our pipeline capacity.
• Funds will be spent enhancing our CO2 production, investing in construction of the
 W. Texas gas processing plant, and expanding our pipeline capacity.
($ in millions)
Midstream, Marketing and Other

29
$7,600
$40
$1,065
$1,750
$1,230
Available
Cash
Capex
Net Debt
Issuance
Dividends
Acquisitions
& Foreign
Bonuses
Ending Cash
Balance
12/31/09
Cash
Flow From
Operations
$5,800
($ in millions)
Beginning
Cash
$1,800
12/31/08
$3,600
Other
$5
Debt
Issuance
$740
Debt
Reduction
$700
Full Year 2009 Cash Flow
Full Year 2009 Cash Flow

30
2009
($ in millions)
Uses of Capital - (In Order of Priority)
1. Base/Maintenance Capital  -   $2,550
2. Dividends -      $1,065
3. Growth Capital -     $1,030
4. Acquisitions -     $1,750
5. Share Repurchase -   $ -

31
$0.52
$0.52
$0.55
$0.55
$0.645
$0.645
$0.80
$0.80
Annual Dividend Payout per share
$0.50
$0.50
$0.94
$0.94
An established track record of consistent dividend increases
An established track record of consistent dividend increases
$1.21
$1.21
$1.31
$1.31
Creating Shareholder Value - Dividends

32
Change In
Change In
Equity Market Value
Equity Market Value
Change In
Change In
Shareholders’ Equity
Shareholders’ Equity
9.5
9.5
2.6
2.6
2.3
2.3
2.3
2.3
Oxy’s Shareholder Equity versus Equity Market Value
1 - Year
1 - Year
3 - Year
3 - Year
5 - Year
5 - Year
10 - Year
10 - Year
• Building a History of Generating Shareholder Value
• Building a History of Generating Shareholder Value
($ in millions)
($ in millions)
Market Value per $ of Equity Retained
Market Value per $ of Equity Retained
$17,443
$17,443
 $1,834
 $1,834
$25,037
$25,037
 $9,555
 $9,555
$42,897
$42,897
$18,562
$18,562
Financial Data for period ending December 31, 2009.
Financial Data for period ending December 31, 2009.
$58,096
$58,096
$25,636
$25,636
Creating Shareholder Value

33
Future Growth Areas to Watch
• Bahrain -
• Oman/Mukhaizna -
• Middle East -
• California -
• Permian Basin -
• Midcontinent Gas -

34
Occidental Petroleum Corporation
Statements in this presentation that contain words such as “will,” “expect” or “estimate,” or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause actual results to differ materially include, but are not limited to: global commodity price fluctuations and supply/demand considerations for oil, gas and chemicals; not successfully completing (or any material delay in)
any expansions, field development, capital projects, acquisitions, or dispositions; higher-than-
expected costs; political risk; operational interruptions; changes in tax rates; exploration risks, such as drilling of unsuccessful wells; and commodity trading risks. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.
Finding and Development cost calculations inherently compare costs and reserves additions from separate periods. You can see the elements of our calculation of such costs in our reserves release on our website. The United States Securities and Exchange Commission
(SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as estimated reserves, recoverable reserves and oil in place, that the SEC’s guidelines strictly prohibit us from using in filings with the SEC. U.S. investors are urged to consider carefully the disclosures in our Form 10-K, available through the following toll-free telephone number, 1-888-
OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com.
You also can obtain a copy from the SEC by calling 1-800-SEC-0330. Oxy posts or provides links to important information on its website including investor and analyst presentations, certain board committee charters and information the SEC requires companies and certain of its officers and directors to file or furnish. Such information may be found in the “Investor
Relations” and “Social Responsibility” portions of the website.

35

36
Appendix

37
40
5
—
 44
 11
100
2004
34
31
—
 27
 8
100
2005
Capital
Acquisitions
Share Repurchase
Debt Reduction & Cash
Dividends
2006
Percentage of Total
Percentage of Total
41
26
21
3
 9
100
2007
40
16
14
21
 9
100
2008
39
40
13
—
 8
100
2009
54
27
—
3
 16
100
Gross Cash Flow Uses

38
California - Kern County Discovery
California - Kern County Discovery
Conventional vs. Non-conventional - What does this mean?
Conventional vs. Non-conventional - What does this mean?
• Oxy’s discovery is Conventional, which means it is non-shale, is analogous to a deep water discovery, and bears no relationship at all to so called resource plays.
• Oxy’s discovery is Conventional, which means it is non-shale, is analogous to a deep water discovery, and bears no relationship at all to so called resource plays.
• This is a classic oil and gas field with large pay zones and with high permeability.
• This is a classic oil and gas field with large pay zones and with high permeability.
• Flow rates are high without stimulation because of the high permeability of the reservoir.
• Flow rates are high without stimulation because of the high permeability of the reservoir.
• Decline rates are relatively low (compared with frac’d wells) because each well can drain a large area.
• Decline rates are relatively low (compared with frac’d wells) because each well can drain a large area.
• In a Non-conventional field the source rock and the producing zone are often the same. In a Conventional field a trapping mechanism is needed to contain the migrated oil and/or gas, which reduces the statistical nature of the drilling results.
• In a Non-conventional field the source rock and the producing zone are often the same. In a Conventional field a trapping mechanism is needed to contain the migrated oil and/or gas, which reduces the statistical nature of the drilling results.

39
California - Kern County Discovery
California - Kern County Discovery
Conventional vs. Non-conventional - What does this mean?
Conventional vs. Non-conventional - What does this mean?
• In a Non-conventional play drilling efficiencies and cost burden determines the outcome. In a Conventional discovery the value is created by the discovery process.
• In a Non-conventional play drilling efficiencies and cost burden determines the outcome. In a Conventional discovery the value is created by the discovery process.
• In a Non-conventional field, reserves for the play are determined by statistical inference. In the Non-conventional wells, decline curves tend to be steep, making ultimate reserves difficult to estimate early in the play's history. Conventional fields can often be determined volumetrically with the area and pay thickness being relatively easy to determine while the recovery factor can usually be bracketed by analogy.
• In a Non-conventional field, reserves for the play are determined by statistical inference. In the Non-conventional wells, decline curves tend to be steep, making ultimate reserves difficult to estimate early in the play's history. Conventional fields can often be determined volumetrically with the area and pay thickness being relatively easy to determine while the recovery factor can usually be bracketed by analogy.
• As a result of the large drainage areas and the lack of need for high cost completions, Conventional fields can have dramatically lower F&D costs than Non-conventional fields.
• As a result of the large drainage areas and the lack of need for high cost completions, Conventional fields can have dramatically lower F&D costs than Non-conventional fields.

40

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
For the Twelve Months Ended December 31,
($ Millions)

	2009		2008
		Diluted		Diluted
		EPS		EPS
Reported Income	$2,915	$3.58	$6,857	$8.34
Add: significant items affecting earnings
Asset impairments	170		599
Rig contract terminations	8		58
Plant closure and impairment	-		90
Railcar leases	15		-
Severance accrual	40		-
Tax effect of pre-tax adjustments	(77)		(238)
Discontinued operations, net *	12		(18)
Core Results	$3,083	$3.78	$7,348	$8.94

* Amount shown after-tax

Average Diluted Common Shares Outstanding		813.8		820.5

Chemicals Free Cash Flow
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)

	2005	2006	2007	2008	2009
Occidental Petroleum Consolidated Statement of Cash Flows
Cash flow from operating activities	5,337	6,353	6,798	10,652	5,813
Cash flow from investing activities	(3,161)	(4,383)	(3,128)	(9,457)	(5,327)
Cash flow from financing activities	(1,187)	(2,819)	(3,045)	(1,382)	(1,033)
Change in cash	989	(849)	625	(187)	(547)

Chemicals Free Cash Flow
Core results (see reconciliation below)	784	906	601	759	389
Depreciation & amortization expense	268	279	304	311	298
Roundings	1	(2)	-	-	(2)
Capital expenditures (excluding acquisitions)	(168)	(248)	(245)	(240)	(205)
Free cash flow	885	935	660	830	480

	Core	Cash	Capital
	Results	Flow	Spending
3-Year Average (2007-2009)	583	657	230
5-Year Average (2005-2009)	688	758	221

Segment income	614	906	601	669	389
Add: significant items affecting earnings
Plant closure and impairments	-	-	-	90	-
Hurricane insurance charges	11	-	-	-	-
Write-off of plants	159	-	-	-	-
Core results	784	906	601	759	389

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
For the Year Ended December 31, 2009

	United	Latin	Middle East
	States	America	North Africa	TOTAL
Capitalized Costs
Proved properties	24,488	5,743	10,909	41,140
Unproved properties	1,709	-	158	1,867
	26,197	5,743	11,067	43,007
Accumulated DD&A	(7,956)	(2,490)	(4,826)	(15,272)
Capitalized cost	18,241	3,253	6,241	27,735

Costs Incurred
Property Acquisition Costs
Proved Properties	569	-	158	727
Unproved Properties	100	-	3	103
Exploration Costs	131	26	50	207
Development Costs	1,223	560	996	2,779
Cost Incurred	2,023	586	1,207	3,816

Results of Operations
Revenues	5,832	1,538	4,195	11,565
Production costs	1,452	409	601	2,462
Taxes other than on income	399	22	-	421
Exploration expenses	156	28	83	267
Other operating expenses	389	116	208	713
Impairment of suspended costs	-	170	-	170
DD&A	1,237	628	823	2,688
Pretax income	2,199	165	2,480	4,844
Income taxes	670	6	1,151	1,827
Results of operations	1,529	159	1,329	3,017

After-tax Cash
After-tax income	1,529	159	1,329	3,017
+ DD&A	1,237	628	823	2,688
+ Impairment of suspended costs	-	170	-	170
+ Exploration expense	156	28	83	267
- Costs incurred (development)	(1,223)	(560)	(996)	(2,779)
- Costs incurred (exploration)	(131)	(26)	(50)	(207)
After-tax cash	1,568	399	1,189	3,156

Return on Average Net Capitalized Costs
Capitalized costs
2009	18,241	3,253	6,241	27,735
2008	17,611	3,484	5,886	26,981
Average	17,926	3,369	6,064	27,358

After-tax income	1,529	159	1,329	3,017

Return %	9%	5%	22%	11%